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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 31, 2006




                             SIGNATURE EYEWEAR, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         California                  0-23001                     95-3876317
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)


                              498 North Oak Street
                               Inglewood, CA 90302
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                    (Address of Principal Executive Offices)


                                 (310) 330-2700
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                         (Registrant's Telephone Number)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01   ENTRY INTO A MATERIAL AGREEMENT

            On December 31, 2006, Signature Eyewear, Inc. entered into an amendment to its license agreement for its bebe eyewear line extending the license term from December 31, 2006 to January 31, 2008.








































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   December 31, 2006                       SIGNATURE EYEWEAR, INC.



                                                 By: /s/ Michael Prince
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                                                     Michael Prince
                                                     Chief Executive Officer



























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